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                                     EXHIBIT 99

       Trustee's Remittance Report in  respect of the August Remittance Date.



                    [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]


                                         6

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
                                             FIRST BANK NATIONAL ASSOCIATION

                                                         AS TRUSTEE
                                             EQUICREDIT FUNDING TRUST 1997-A



                                                                          PYMT PER FROM DATE          DECEMBER 15, 1997
                                                                          PYMT PER TO DATE            JANUARY 15, 1998


                                                                            PER $1,000        PER $1,000        PER $1,000
                                                                           ORIGINAL BAL      ORIGINAL BAL      ORIGINAL BAL
                                                                             CLASS A-1          CLASS A-2        CLASS A-3
-----------------------------------------------------------------------  ------------------   -------------  ------------------
                                                                           86,192,000.00      50,383,000.00     14,255,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)................   58,908,059.16     683.45158669
CLASS A-2 PRINCIPAL BALANCE (Beginning)................   50,383,000.00                       1000.00000000
CLASS A-3 PRINCIPAL BALANCE (Beginning)................   14,255,000.00                                         1000.00000000
CLASS A-4 PRINCIPAL BALANCE (Beginning)................   10,123,000.00
CLASS A-5 PRINCIPAL BALANCE (Beginning)................    9,524,000.00
CLASS A-6 PRINCIPAL BALANCE (Beginning)................   18,942,000.00
CLASS A-7 PRINCIPAL BALANCE (Beginning)................    4,685,630.26
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)..........  162,135,059.16    1881.09173891      3218.05091320    11373.90804349
Variable Rate POOL PRINCIPAL BALANCE (Beginning).......    4,685,630.26
Total POOL PRINCIPAL BALANCE (Beginning)...............  166,820,689.42    1935.45444380      3311.05113669    11702.60886847
MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS........................             102
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING....    3,729,418.10      43.26872680      74.02135839        261.62175377
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING.....      114,495.69
PRINCIPAL BALANCE OF MORTGAGES PREPAYING...............    3,843,913.79      44.59710634      76.29386480        269.65372080
AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED.............       31,512.64       0.36560980      0.62546176           2.21063767
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED..........          585.76
TOTAL AMOUNT OF CURTAILMENTS RECEIVED..................       32,098.40       0.37240579      0.63708791           2.25172922
AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED-- Fixed Rate Pool............      249,269.40       2.89202478      4.94749022          17.48645388
MONTHLY PAYMENTS RECEIVED-- Var. Rate Pool.............        2,223.61
MONTHLY PAYMENTS RECEIVED-- Total Pool.................      251,493.01       2.91782312      4.99162436          17.64244195
ENDING CLASS A-1 PRINCIPAL BALANCE.....................   54,858,498.19     636.46856077
ENDING CLASS A-2 PRINCIPAL BALANCE.....................   50,383,000.00                       1000.00000000
ENDING CLASS A-3 PRINCIPAL BALANCE.....................   14,255,000.00                                         1000.00000000
ENDING CLASS A-4 PRINCIPAL BALANCE.....................   10,123,000.00
ENDING CLASS A-5 PRINCIPAL BALANCE.....................    9,524,000.00
ENDING CLASS A-6 PRINCIPAL BALANCE.....................   18,942,000.00
ENDING CLASS A-7 PRINCIPAL BALANCE.....................    4,568,325.20
Fixed Rate POOL PRINCIPAL BALANCE (Ending).............  158,085,498.19    1834.10871299      3137.67537046    11089.82800351
Variable Rate POOL PRINCIPAL BALANCE (Ending)..........    4,568,325.20
Total POOL PRINCIPAL BALANCE (Ending)..................  162,653,823.39    1887.11044401      3228.34732727    11410.29978183




                                                           PER $1,000      PER $1,000     PER $1,000      PER $1,000
                                                          ORIGINAL BAL    ORIGINAL BAL   ORIGINAL BAL    ORIGINAL BAL
                                                           CLASS A-4       CLASS A-5       CLASS A-6      CLASS A- 7
-------------------------------------------------------  --------------  --------------  -------------  --------------
                                                         10,123,000.00   9,524,000.00    18,942,000.00  5,124,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)................
CLASS A-2 PRINCIPAL BALANCE (Beginning)................
CLASS A-3 PRINCIPAL BALANCE (Beginning)................
CLASS A-4 PRINCIPAL BALANCE (Beginning)................  1000.00000000
CLASS A-5 PRINCIPAL BALANCE (Beginning)................                  1000.00000000
CLASS A-6 PRINCIPAL BALANCE (Beginning)................                                  1000.00000000
CLASS A-7 PRINCIPAL BALANCE (Beginning)................                                                 914.44774785
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)..........  16016.50292996  17023.84073499  8559.55332911
Variable Rate POOL PRINCIPAL BALANCE (Beginning).......                                                 914.44774785
Total POOL PRINCIPAL BALANCE (Beginning)...............  16479.37265830  17515.82207266  8806.92056911  32556.73095628
MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS........................
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING....  368.41036254    391.58106888    196.88618414
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING.....                                  6.04454070     22.34498244
PRINCIPAL BALANCE OF MORTGAGES PREPAYING...............  379.72081300    403.60287589    202.93072484   750.17833528
AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED.............  3.11297441      3.30876102      1.66363848
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED..........                                  0.03092387     0.11431694
TOTAL AMOUNT OF CURTAILMENTS RECEIVED..................  3.17083868      3.37026459      1.69456235     6.26432475
AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED-- Fixed Rate Pool............  24.62406401     26.17276354     13.15961356
MONTHLY PAYMENTS RECEIVED-- Var. Rate Pool.............                                  0.11739046     0.43395980
MONTHLY PAYMENTS RECEIVED-- Total Pool.................  24.84372320     26.40623793     13.27700401    49.08138368
ENDING CLASS A-1 PRINCIPAL BALANCE.....................
ENDING CLASS A-2 PRINCIPAL BALANCE.....................
ENDING CLASS A-3 PRINCIPAL BALANCE.....................
ENDING CLASS A-4 PRINCIPAL BALANCE.....................  1000.00000000
ENDING CLASS A-5 PRINCIPAL BALANCE.....................                  1000.00000000
ENDING CLASS A-6 PRINCIPAL BALANCE.....................                                  1000.00000000
ENDING CLASS A-7 PRINCIPAL BALANCE.....................                                                 891.55448868
Fixed Rate POOL PRINCIPAL BALANCE (Ending).............  15616.46727156  16598.64533704  8345.76592704
Variable Rate POOL PRINCIPAL BALANCE (Ending)..........                                                 891.55448868
Total POOL PRINCIPAL BALANCE (Ending)..................  16067.74902598  17078.30988975  8586.94031201  31743.52525176
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